Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
Subsequent Events

Note 11 – Subsequent Events

A.

On July 3, 2025, the Company’s shareholders resolved the following:

1. To extend the shareholders resolution from July 24, 2024, to approve a reverse share split of the Company’s issued and outstanding ordinary shares, NIS 0.02 par value per share, in the range of a ratio between 1:5 and 1:20, such that, depending on the ratio, every five ordinary shares and up to twenty ordinary shares shall be converted into one ordinary share with such par value to be adjusted proportionally, to be effected at the discretion of, and at such ratio and on such date to be determined by the Board, but not later than 18 months after the date of the Meeting, and to approve conforming amendments to the Company’s Articles of Association to reflect such reverse share split.

2. To approve the terms of employment of the Company’s new Chief Executive Officer

B.	On August 4, 2025, the Company closed a registered direct offering utilizing Form F-3 (the “Form F-3”). The Company issued and sold 1,700,001 Ordinary Shares and issued 300,000 pre-funded warrants, each to purchase one ordinary share, pursuant to which the Company received gross proceeds of approximately $2.2 million. As of the date of issuance of these condensed financial statements, pre-funded warrants to purchase 200,000 ordinary shares have been exercised and pre-funded warrants to purchase 100,000 ordinary shares are outstanding.